UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2018

KKR & CO. INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34820	26-0426107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4200 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 750-8300
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2018, Mary N. Dillon was appointed to the Board of Directors (the “Board”) of KKR & Co. Inc. (“KKR”).

Ms. Dillon will receive the customary cash retainer for non-executive directors, which includes a prorated amount of $6,250 for September 2018.  In addition, Ms. Dillon will receive the customary equity grant for non-executive directors under the Amended and Restated KKR & Co. Inc. 2010 Equity Incentive Plan, which includes a prorated amount of 481 restricted stock units of KKR for September 2018.  Ms. Dillon also entered into KKR’s customary indemnification agreement for non-executive directors.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 6, 2018, KKR Management LLC, by a written consent of the sole holder of KKR’s Class B common stock, increased the number of directors constituting the Board to twelve directors and appointed Ms. Dillon to fill such newly-created directorship.

Item 7.01	Regulation FD Disclosure

A copy of the press release announcing the appointment of Ms. Dillon to the Board of KKR is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and the exhibit furnished hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release of KKR & Co. Inc., dated September 6, 2018, announcing the appointment of Mary N. Dillon as director (This exhibit is furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. INC.

Date: September 6, 2018	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Assistant Secretary